UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2013

DUKE ENERGY CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina  28202

(Address of Principal Executive Offices, including Zip code)

(704) 382-3853

 (Registrant’s telephone number, including area code)

FLORIDA POWER CORPORATION

d/b/a Progress Energy Florida, Inc.

 (Exact Name of Registrant as Specified in its Charter)

Florida	001-3274	59-0247770
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 First Avenue North, St. Petersburg, Florida 33701

(Address of Principal Executive Offices, including Zip code)

(704) 382-3853

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.06.  Material Impairments.

On February 5, 2013, Duke Energy Corporation (“Duke Energy”), the parent of Florida Power Corporation d/b/a Progress Energy Florida, Inc. (“PEF”) announced its intention to retire the Crystal River 3 (“CR3”) nuclear power plant.  Pursuant to the settlement approved by the Florida Public Service Commission (“FPSC”) in February 2012, PEF will seek to recover the retail investment in CR3, including accrued carrying charges, over a 20-year period, not to begin prior to 2017.  PEF expects that the FPSC will review the retirement decision later this year as part of “Phase 2” of the CR3 delamination regulatory docket.  As a result of the decision to retire CR3, PEF will record an approximate $195 million in impairments in the fourth quarter 2012, related to CR3 plant balances allocated to wholesale customers and other provisions.  At Duke Energy, this will be recorded as an increase to goodwill in purchase accounting related to the Duke Energy acquisition of Progress Energy, Inc.

Item 7.01  Regulation FD Disclosure.

PEF also announced that it had reached resolution of its insurance coverage claims with its carrier, Nuclear Electric Insurance Limited (“NEIL”), through a mediation process.  Under the terms of the mediator’s proposal, which both parties accepted, NEIL will pay PEF $530 million in addition to the $305 million NEIL has already paid, resulting in a total of $835 million customers will receive in insurance proceeds.  PEF will ask the FPSC to review PEF’s resolution of these coverage claims in the currently stayed Phase 3 of the CR3 delamination regulatory docket.

We cannot predict the outcome of the next phases of the CR3 regulatory docket pending before the FPSC.

An overview providing additional detail on the retirement decision of CR3 and the resolution of PEF’s NEIL insurance coverage claims is attached to this Form 8-K as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits.

99.1                        Crystal River 3 Retirement Summary

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: February 5, 2013	By:	/s/ Steven K. Young
	Name:	Steven K. Young
	Title:	Vice President, Controller and Chief Accounting Officer

FLORIDA POWER CORPORATION d/b/a Progress Energy Florida, Inc.

Date: February 5, 2013	By:	/s/ Steven K. Young
	Name:	Steven K. Young
	Title:	Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Crystal River 3 Retirement Summary